UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 8, 2012 (June 7, 2012)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2012, Amedisys, Inc. (the “Company”) held its Annual Meeting of Stockholders in Baton Rouge, Louisiana. There were 27,027,949 shares of common stock represented either in person or by proxy at the Annual Meeting, constituting a quorum.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect the six director nominees identified in the Company’s 2012 Proxy Statement to the Company’s Board of Directors, each to serve a one-year term expiring at the latter of the 2013 Annual Meeting of Stockholders or upon his successor being elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012;

3.	To approve an amendment to the Company’s Employee Stock Purchase Plan (“ESPP”) that would increase the number of shares of common stock authorized for issuance under the plan from 2,500,000 shares to 4,500,000 shares;

4.	To approve an amendment to the Company’s 2008 Omnibus Incentive Compensation Plan (“Omnibus Plan”) that would increase the number of shares of common stock authorized for issuance under the plan from 1,862,459 shares to 3,962,459 shares; and

5.	To approve, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers (as described in the Company’s Proxy Statement dated April 27, 2012) (“say-on-pay” vote).

The final voting results are as follows:

1.	Election of Directors. Six directors were elected to serve on the Board of Directors of the Company until the 2013 Annual Meeting of Stockholders or until their successors are elected and qualified. The name of each director elected at the Annual Meeting, as well as the corresponding number of shares voted for and the number of votes withheld with respect to each director nominee, are as follows:

Name	Votes For	Percentage For	Votes Withheld
William F. Borne	21,585,560	94.16%	1,338,647
Ronald A. LaBorde	20,706,460	90.33%	2,217,747
Jake D. Netterville	19,990,231	87.20%	2,933,976
David R. Pitts	19,987,560	87.19%	2,936,647
Peter F. Ricchiuti	19,992,552	87.21%	2,931,655
Donald A. Washburn	19,497,663	85.05%	3,426,544

There were 4,103,742 broker non-votes on this proposal. Based on the votes set forth above, the director nominees were duly elected by a plurality of the votes cast.

2.	Ratification of the Appointment of KPMG LLP as Independent Registered Public Accountants for the Fiscal Year Ending December 31, 2012. The Company’s stockholders also ratified the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012, by the votes set forth below:

Votes For	Percentage For	Votes Against	Abstain	Broker Non-Votes
25,733,637	95.21%	1,229,097	65,215	N/A

The proposal received the required affirmative vote of the holders of a majority of the voting power represented by the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter.

3.	Amendment to ESPP. The Company’s stockholders also approved an amendment to the Company’s ESPP to increase the number of shares of common stock authorized for issuance under the plan from 2,500,000 shares to 4,500,000 shares by the votes set forth below:

Votes For	Percentage For	Votes Against	Abstain	Broker Non-Votes
21,993,311	95.93%	919,081	11,815	4,013,742

4.	Amendment to Omnibus Plan. The Company’s stockholders also approved an amendment to the Company’s Omnibus Plan to increase the number of shares of common stock authorized for issuance under the plan from 1,832,459 shares to 3,962,459 shares by the votes set forth below:

Votes For	Percentage For	Votes Against	Abstain	Broker Non-Votes
19,216,003	83.82%	3,693,961	14,243	4,013,742

5.	Say-on-Pay Vote. The Company’s stockholders also voted to approve, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers (as described in the Company’s Proxy Statement dated April 27, 2012), by the votes set forth below:

Votes For	Percentage For	Votes Against	Abstain	Broker Non-Votes
22,470,728	98.02%	419,565	33,914	4,013,742

The proposal received the required affirmative vote of the holders of a majority of the voting power represented by the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Composite Amedisys, Inc. Employee Stock Purchase Plan (inclusive of all plan amendments through June 7, 2012).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Scott G. Ginn
Scott G. Ginn
Senior Vice President of Accounting and Controller
(Principal Accounting Officer)

DATE: June 8, 2012

Exhibit Index

Exhibit No.	Description
10.1	Composite Amedisys, Inc. Employee Stock Purchase Plan (inclusive of all amendments through June 7, 2012).

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